                                                                  Exhibit #23(b)





                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-69425) of Stearns & Lehman, Inc. of our report dated June 23, 2000 relating to the financial statements which appears in this Form 10-KSB.



 /s/ PricewaterhouseCoopers LLP

Columbus, Ohio
July 25, 2001